SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 8, 1998


                  The Franklin Holdings Corporation (Delaware)
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                     1-9727                     13-3419202
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(State or Other            (Commission            (I.R.S. Employer
Jurisdiction of           File Number)              Identification
incorporation)                                                No.)





                 450 Park Avenue, 10th Floor, New York, NY      10022
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               (Address of Principal Executive Offices)        (Zip Code)



       (Registrant's Telephone Number, Including Area Code (212) 486-2323


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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 4.           Changes in Registrant's Certifying Accountants.

At a meeting held on April 29, 1998, the Board of Directors of The Franklin Holding Corporation (Delaware) (the "Company") approved the termination of Arthur Andersen LLP as its independent auditors for the fiscal year ending 1998.

The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended 1996 and 1997, and in the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report. The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 15, 1998 is filed as Exhibit 1 to this Form 8-K.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)  Exhibits.

Exhibit  Description
1.1 Letter, dated May 8, 1998, from Arthur Anderson LLP to the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE FRANKLIN HOLDING CORPORATION (Delaware)
                                  (Registrant)


Date:  May 15, 1998
                                By:/s/John Greenbaum
                                   ____________________________________________
                                    Name:    John Greenbaum
                                    Title:   Chief Financial Officer (Principal
                                             Financial Officer)


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EXHIBIT INDEX


Exhibit  Description
1.1 Letter, dated May 8, 1998, from Arthur Anderson LLP to the Securities and Exchange Commission.


C/M  12266.0000   715776.1
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